UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 18, 2008

CHINA BIO-IMMUNITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-51760	20-2815911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 36 ShengMing 2nd Road DD Port, Dalian People’s Republic of China, 116620
(Address of principal executive offices)

Registrant’s telephone number, including area code:  86 411 87407598

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On August 6, 2008, China Bio-Immunity Corporation, a Nevada corporation, (the “Company”) issued a press release announcing the closing of a share exchange transaction, as reported on Form 8-K filed with the Securities and Exchange Commission on August, 6, 2008.  The press release contained a typographical error in the safe harbor language.  In order to avoid any possibility of confusion, the corrected press release is being filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 FINACIAL STATEMENTS AND EXHIBITS

99.1	Corrected Press Release of China Bio-Immunity Corporation, dated August 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIO-IMMUNITY CORPORATION

Date: August 18, 2008

/s/ Quanfeng Wang

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By:  Quanfeng Wang
Its:   Chief Executive Officer